SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K/A
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2002 Date of Original Filing: August 7, 2002

                               AEROCENTURY CORP.
             (Exact name of Registrant as specified in its charter)

DELAWARE                                                  94-3263974
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


                          1440 Chapin Avenue, Suite 310
                              Burlingame, CA 94010
               (Address of principal executive offices) (Zip Code)

                                  650-340-1888
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address. if changed since last report)


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 Item 4. Changes in Registrant's Certified Accountant

               Due to the conviction of Arthur Andersen LLP ("AA") of obstruction of justice charges, AA has indicated that it is unable to perform future audit services for the Company, and the Company and AA terminated their relationship, effective June 15, 2002.

               AA's reports on financial statements for the Company for the last two years did not contain an adverse opinion or disclaimer of opinion nor were they modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with AA or reportable events, as defined und Item 304(a)(3)(b) under Regulation S-B, during the last two fiscal years and through the date of this Form 8-K/A. A good faith effort was made to obtain a letter from AA indicating the disclosures contained in this 8-K/A but the Company was unable to do so.

               On August 9, 2002, the Company engaged PriceWaterhouseCoopers LLP as auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

 Date: August 12, 2002

 AEROCENTURY CORP.

 By: /s/ Neal D. Crispin

 Neal D. Crispin,
 Chairman of the Board and President